EXHIBIT 10.10

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Fourth Amendment to License Agreement

This fourth amendment (“Fourth Amendment”) is entered into and effective as of April 24, 2013, by and between the University of Medicine and Dentistry of New Jersey, a body corporate and politic of the State of New Jersey having an office at 1 World’s Fair Drive, Somerset, New Jersey 08873, United States (“UMDNJ”) and Oxford Immunotec Limited, an English company having offices at 94C Milton Park, Abingdon, Oxfordshire OX14 4RY, United Kingdom (“OXFORD 1MMUNOTEC”), collectively “the Parties.” This Agreement amends and completely restates the License Agreement having an effective date of June 30, 2006, by and between The Public Health Research Institute of The City of New York, Inc., a not-for-profit research corporation of the State of New York having offices at 225 Warren Street, Newark, New Jersey 07103, United States (“PHRI”), and OXFORD IMMUNOTEC, as previously amended by a first amendment having an effective date of July 1, 2009, and by a second amendment having an effective date of January 24, 2011, and by a third amendment of December 20, 2012. As amended by the first, second and third amendments, the License Agreement is herein referred to as the “Agreement”.

1.	Section 1.7 of the Agreement is deleted and replaced entirely as follows:

1.7	“Licensed Field” shall mean IVD Assays, other than ELISA Assays (hereinafter the “Licensed Field of IVD”) and/or Research, as appropriate. The Licensed Field of IVD does not include Assays in the ELISA format.

2.	Section 1.16 of the Agreement is deleted and replaced entirely as follows:

1.16	“Average Net Sales Price” shall apply to performance of a Licensed Assay utilizing a Licensed Product in a country or region (as specified below), when there are any Straight Sales of Licensed Products that are distributed to third parties in that country or region in a reporting period. “Average Net Sales Price” shall mean the Net Sales Price of Straight Sales of the Licensed Products to third parties in the same country or region during the reporting period, but not less than the minimum amount specified below. Countries and regions and applicable minimum amounts of Average Net Sales Price for each are:

United States of America, [***] US dollars

United Kingdom, [***] British pounds

Europe outside the United Kingdom, [***] Euros

Canada, [***] US dollars

Mexico, Central America, South America, and the Caribbean, [***] US dollars

Middle East, [***] Euros

Africa, [***] Euros

Australia and New Zealand, [***] US dollars

Asia, [***] Euros

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Add to the Agreement the following new Section 1.17:

1.17	“ELISA” shall mean an immunoassay format in which the amount of interferon gamma or other protein product of antigen-specific cells that are stimulated with antigen ex vivo is determined in the fluid into which the interferon gamma or other protein product is released, as opposed to ELISPOT or other immunoassay formats in which the antigen-specific cells that produce the interferon gamma or other protein product are enumerated.

4.	Section 3.2 of the Agreement is deleted. [***]

5.	A new Section 3.5 is added, as follows:

3.5	Licensing ELISA. UMDNJ shall have the right to grant one license under the UMDNJ Patent Rights for ELISA, which shall not include a right to sublicense unless the licensee is not a manufacturer of products and a sublicense is necessary to permit manufacture of product in the licensed field. [***]

6.	Section 4.4 of the Agreement is deleted and replaced entirely as follows:

4.4	Earned Royalties. OXFORD IMMUNOTEC shall pay to UMDNJ an earned royalty for each distribution of a Licensed Product and for each performance of a Licensed Assay, as follows:

(a)	Unless and until UMDNJ grants a license under the UMDNJ Patent Rights for ELISA, for each distribution of a Licensed Product by OXFORD IMMUNOTEC or an Affiliate to a third party, [***] percent ([***]%) of the Net Sales Price, or for each performance of a Licensed Assay that utilizes a Licensed Product by OXFORD IMMUNOTEC or an Affiliate, [***] percent ([***]%) of the Average Net Sales Price, if Average Net Sales Price is applicable under Section 1.16, unless in such Licensed Assay a Licensed Product is not used or if Average Net Sales Price is not applicable for any other reason, in which case the Average Net Sales Price in the United States of America shall be used as the basis of the royalty calculation.

(b)	If UMDNJ grants a license under the UMDNJ Patent Rights for ELISA, then beginning as of the effective date of such license, for each distribution of a Licensed Product by OXFORD IMMUNOTEC or an Affiliate to a third party, [***] and [***] percent ([***]%) of the Net Sales Price, or for each performance of a Licensed Assay that utilizes a Licensed Product by OXFORD IMMUNOTEC or an Affiliate, [***] and [***] percent ([***]%) of the Average Net Sales Price, if Average Net Sales Price is applicable under Section 1.16, unless in such Licensed Assay a Licensed Product is not used or if Average Net Sales Price is not applicable for any other reason, in which case the Average Net Sales Price in the United States of America shall be used as the basis of the royalty calculation. To that end UMDNJ shall notify OXFORD 1MMUNOTEC promptly of the grant of such a license, specifying its effective date.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	If both (i) UMDNJ’s European Patent 1 214 088 is allowed after Appeal No. TO115/13-3.3.04 with only the set of claims as detailed in the first auxiliary request filed by UMDNJ with the European Patent Office on 25 March 2013, and (ii) [***] or the other licensee is not required to pay a royalty on ELISA kits sold in countries subject to that European Patent to avoid infringement of the UMDNJ Patent Rights, the royalty rate under subsection (b) above shall be [***] percent ([***]%) of Net Sales Price for Licensed Products sold in countries subject to that European Patent.

7.	Section 16.2 of the Agreement is deleted and replaced entirely as follows:

16.2	By UMDNJ. This Agreement shall be assigned automatically to Rutgers University in the event that UMDNJ becomes part of Rutgers University. UMDNJ may assign its right to receive payments under this Agreement. UMDNJ shall notify OXFORD IMMUNOTEC of the effective date of such assignment.

IN WITNESS WHEREOF, The Parties have set their hands and seals and duly executed this Agreement on the date(s) indicated below.

OXFORD IMMUNOTEC		UMDNJ

By:	/s/ Peter Wrighton-Smith	By:	/s/ Denise Mulkern
	Peter Wrighton-Smith, Ph.D.		Denise Mulkern
	Chief Executive Officer		Senior Vice President of Finance

Date:	4/24/13	Date:	4/23/13